UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2016 (February 9, 2016)

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0- 398 (Commission File Number)	56- 0292920 (IRS Employer Identification No.)
13515 Ballantyne Corporate Place Charlotte, North Carolina 28277 (Address of Principal Executive Offices) Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre- commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 15, 2016, Snyder’s-Lance Inc. (the “Company”) issued a press release announcing that on February 9, 2016 the Company’s Board of Directors declared a regular quarterly cash dividend of $.16 per share on the outstanding shares of the Company’s common stock. The dividend is payable on March 4, 2016 to stockholders of record at the close of business on February 24, 2016. A copy of the press release is being filed as Exhibit 99.1 hereto.

Cautionary Information about Forward Looking Statements

This communication contains statements which may be forward looking within the meaning of applicable securities laws.  Such statements are subject to risks and uncertainties that relate to Snyder’s-Lance’s business, including those more fully described in Snyder’s-Lance’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 3, 2015, and its most recent quarterly report filed on Form 10-Q for the quarter year ended October 3, 2015.

Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statement as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction between Diamond Foods, Inc. (“Diamond Foods”) and Snyder’s-Lance, Inc. (“Snyder’s-Lance”), Snyder’s-Lance has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a proxy statement of Diamond Foods and also constitutes a proxy statement/prospectus of Snyder’s-Lance.  We have mailed the final proxy statement/prospectus to all stockholders of both Diamond Foods and Snyder’s Lance. The registration statement and the proxy statement/prospectus contain important information about Snyder’s-Lance and Diamond Foods, the transaction and related matters.

STOCKHOLDERS OF DIAMOND FOODS AND SNYDER’S-LANCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Diamond Foods at www.diamondfoods.com and from Snyder’s-Lance’s at www.snyderslance.com.

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Participants in the Solicitation

Diamond Foods, Snyder’s-Lance and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about the directors and executive officers of Diamond Foods, including their respective interest in the securities of Diamond Foods, is set forth in the registration statement on Form S-4 or incorporated by reference to the proxy statement for Diamond Foods’ 2015 Annual Meeting of Stockholders, which was filed with the SEC on November 26, 2014. Information about the directors and executive officers of Snyder’s-Lance is set forth in the proxy statement for Snyder’s-Lance’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2015 and its Current Report on Form 8-K filed with the SEC on October 1, 2015. Investors may obtain additional information regarding the interest of such participants by reading the definitive joint proxy statement/prospectus regarding the transaction. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release issued by the Company, dated February 15, 2016 regarding a quarterly dividend declared by the Company’s Board of Directors on February 9, 2016 and payable on March 4, 2016 to stockholders of record as of the close of business on February 24, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER'S- LANCE, INC. (Registrant)

Date: February 16, 2016
	By:	/s/ Rick D. Puckett
Rick D. Puckett Executive Vice President, Chief Financial Officer and Chief Administrative Officer

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